                                                                   EXHIBIT 10.20

1

                          DVD FORMAT AND LOGO LICENSE


     This FORMAT AND LOGO LICENSE is made between Toshiba Corporation ("Licensor"), a corporation of Japan, having its principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, and Future Media Productions, Inc. ("Licensee"), a corporation of U.S.A., having its principal place of business at 25136 Anza Drive Valencia, California 91536 U.S.A., and is effective as of the later of the two signature dates below (the "Effective Date").

     WHEREAS, certain members of the DVD Forum as specified in each DVD Format Book ("Format Owners") have developed the DVD specifications pertaining to one or more DVD products, and have obtained know-how, trade secret and technical information and copyrights embodied therein;

     WHEREAS, the Format Owners have appointed Licensor as a licensing agent for the DVD specifications;

     WHEREAS, the Logo Owner (as defined below) of the trademark rights, copyrights and other rights in and to the Logos (as defined below) has appointed Licensor as agent for licensing the Logos;

     WHEREAS, Licensee has obtained one or more DVD Format Book(s) (hereinafter defined) for such DVD specifications from Licensor for evaluation purposes only pursuant to a non-disclosure agreement that has been duly executed between Licensor and Licensee and that is attached hereto and incorporated herein by reference (the "NDA");

     WHEREAS, Licensor and Licensee wish to enter into this Agreement which sets forth the terms and conditions under which Licensor grants to Licensee certain rights with respect to the DVD Format Books and Logos (each as defined below).

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

  2

1.   Definitions
     -----------

     For purposes hereof, the following capitalized terms shall have the respective meanings provided below and additional capitalized terms shall have the respective meanings provided in Schedule A:

     1.1 "Agreement" shall mean this DVD Format and Logo License, including all schedules attached hereto, and any and all amendments to the Agreement and/or such schedules.

     1.2 "Affiliate" shall mean, with respect to either party hereto, any corporation, firm, partnership, proprietorship, or other form of business entity, in whatever country organized or resident, directly or indirectly controlled by such party, and that is listed in Schedule C. For the purpose of this definition, "control" shall mean more than 50% ownership, directly or indirectly, or the equivalent power to direct or cause the direction of the management or policies of such entity, directly or indirectly. Licensee may add any Affiliate(s) of Licensee to Schedule C at any time with a prior written notice to Licensor.

     1.3 "DVD Format Books" shall mean the format books set forth in Schedule A-1 containing DVD specifications pertaining to one or more DVD Products, including any supplements, revisions, or updates made thereto from time to time; provided, however, that each new version of a DVD Format Book shall be considered a separate DVD Format Book, where "new version" shall mean new specifications for a DVD format as represented by the change of the first digit of the version number.

     1.4 "DVD Graphic Standards Manual" shall mean the DVD Graphic Standards Manual which sets forth the standards for using the Logos, as it may be revised from time to time by Licensor.

     1.5  "DVD Product" shall mean each DVD Product set forth on Schedule A-2.

     1.6 "DVD Product Category" shall mean the categories of DVD Products set forth on Schedule A-3.

     1.7 "Logos" shall mean the DVD logos as set forth in the DVD Graphic Standards Manual, which maybe revised from time to time by the Logo Owner.

     1.8 "Logo Owner" shall mean the owner of the trademark rights, copyrights and other rights in and to the Logos and shall include the current owner of such rights, Time Warner Entertainment Company, L.P. ("TWE"), and any successor of such rights pursuant to an assignment and/or transfer of such rights.

  3

     1.9 "Schedule A" shall mean Schedule A attached to this Agreement, as such schedule may be amended from time to time by Licensor.

     1.10 "Schedule B" shall mean Schedule B attached to this Agreement, as such schedule may be amended from time to time by Licensor.

     1.11 "Schedule C" shall mean Schedule C attached to this Agreement, as such schedule may be amended from time to time by Licensor.

     1.12 "Schedule D" shall mean Schedule D attached to this Agreement, as such schedule may be amended from time to time by Licensor.

2.   DVD Format License
     ------------------

     2.1 Upon the terms and conditions and with the limitations and exceptions hereafter set forth, Licensor hereby grants to Licensee and its Affiliates specified in Schedule C a non-exclusive license, on a worldwide basis during the term hereof, to use the DVD Format Books identified on Schedule A-1 as being licensed to Licensee, including the technical information, know-how and trade secrets contained therein, solely in connection with Licensee's development, manufacture (including having manufactured on a subcontract basis), sale, use or other disposition of the DVD Products included in the DVD Product Category(ies) identified on Schedule A-3 as being licensed to Licensee. Within thirty (30) days after the Effective Date, Licensee shall select such DVD Format Book(s) and DVD Product Category(ies) that are licensed to Licensee and its Affiliates under this Agreement by checking the applicable column(s) in Schedule A-1. During the term of this Agreement, Licensee may add such DVD Format Book(s) and DVD
Product Category(ies) that Licensee has not selected before and may be licensed to Licensee and its Affiliates under this Agreement by (a) providing Licensor with a revised Schedule A-1, with Licensee's selection of additional DVD Format Book(s) and/or DVD Product Category(ies), and (b) making additional payment(s) in accordance with Article 5.1. In the event that Licensee has the DVD Products manufactured by a third party on a subcontract basis pursuant to this Section, Licensee shall be responsible for such third party's compliance with the terms and conditions of this Agreement, including compliance with the DVD Format Books and confidentiality obligations.

     2.2  Reserved for future addition of SID Code related provisions

   4

     2.3 Licensor shall have made available to Licensee under the NDA for use by Licensee and its Affiliates upon payment by Licensee of US$5,000, a copy of the then current version of a DVD Format Book, which may not be copied by anyone in whole or in part without prior written consent of Licensor. Licensee may receive additional copies of any DVD Format Book that has been made available to Licensee for an additional fee of $500 or other amount to be specified by Licensor per copy under the NDA.

     2.4 Licensee acknowledges that the right to use the DVD Format Books licensed hereunder does not extend to its use in connection with any product that does not comply with such DVD Format Books or that is incompatible with products that comply with such DVD Format Books.

     2.5 IT IS EXPRESSLY UNDERSTOOD THAT THE RIGHTS AND LICENSES GRANTED PURSUANT TO THIS AGREEMENT DO NOT EXTEND TO ANY PRESENT OR FUTURE PATENT RIGHT WHATSOEVER.]


3.   DVD Logo License
     ----------------

     3.1 Upon the terms and conditions and with the limitations and exceptions hereafter set forth, Licensor hereby grants to Licensee and its Affiliates a non-exclusive license to use the Logos solely on DVD Products that are within the Category I Products or Category II Products, and packing materials, and in related advertising and other sales and marketing literature, including catalogues or brochures, and user manuals for such DVD Products, in the form and manner specified in the DVD Graphic Standards Manual on a worldwide basis during the term hereof. if Licensee manufactures and/or assembles computers that incorporate DVD Drives as defined in Schedule A-2 and/or DVD Decoders as defined in Schedule A-2 bearing the Logos, Licensee shall not be required to enter into a license to use the Logos; provided, that (i) Licensee's sole use of the Logos is the inclusion in such computers of DVD Drives and/or DVD Decoders bearing the Logos; (ii) the manufacturer of such DVD Drives and/or DVD Decoders has duly obtained a license to use the Logos on such DVD Drives and/or DVD Decoders; (iii) such DVD Drives and/or DVD Decoders have been independently verified by one of the laboratories listed on Schedule B-1 pursuant to the procedures set forth in Article 4; and (iv) such DVD Drives and/or DVD
Decoders have not been materially altered; provided, further, that if Licensee manufactures and/or assembles computers and affixes the Logos on the computers as a whole system product, then Licensee shall be required to obtain a license for the Logos pursuant to this Article 3.

  5

     3.2 Licensee and its Affiliates are strictly prohibited from using the Logos in any other form than that which is specifically set forth in the DVD Graphic Standards Manual.

     3.3 Licensee and its Affiliates shall ensure that there is imprinted legibly and irremovably on all materials and things on or with which the Logos appear in any form, the legends and notices required by the DVD Graphic Standards Manual.

     3.4 Licensee and its Affiliates shall not co-join, superimpose or combine any other logo, trademark, trade name or other designation with the Logos. Licensee shall not use the Logos in a manner which impairs the right in the Logos.

     3.5 Licensee and its Affiliates shall ensure that distributors' and retailers' usage of the Logos in advertising, promotional materials, catalogues or brochures offering Licensee's and its Affiliates' DVD Products for sale shall comply with the DVD Graphic Standards Manual and Articles 3.2, 3.3, 3.4 and 4.1 of this Agreement.

     3.6 Notwithstanding the foregoing, if Licensee develops, manufactures, sells, uses or otherwise disposes of DVD Products that are within the Category III Products, the license of the Logos and the rights and obligations of the Licensee regarding such license set forth in this Article 3 shall not apply with respect to such DVD Products.


4.   Verification
     ------------

     4.1 Licensee and its Affiliates (if Licensee has been granted the License to use the Logos) agree that all products bearing or marketed under the Logos shall be of high quality and shall conform to the applicable DVD Format Book and such additional standards, specifications, instructions and other quality controls regarding use of the Logos as may be communicated in writing by Licensor from time to time, and that all uses of the Logos shall fully comply with the DVD Graphic Standards Manual. Licensee and its Affiliates further agree that in case the Licensee or any of its Affiliates sells any DVD Products that are within the Category I Products or Category II Products, on an OEM basis to third parties, the Licensee or any such Affiliate shall cause, and bear responsibility for causing, such third parties to comply with the requirements that all products bearing or marketed under the Logos and sold by the third parties shall be of high quality and conform to the applicable DVD Format Book, and that all uses of the Logos by the third parties shall comply with the DVD Graphic Standards Manual.

     4.2 Licensee and its Affiliates hereby agree that it will not manufacture, sell, market, promote or distribute a DVD Product within the Category I Products or Category II Products and bearing or marketed under the Logos other than in full compliance with the

  6

applicable DVD Format Book and the procedures set forth below and in Schedules B-3, B-4 and B-5.

     4.3 If Final Failure (defined in Schedule B-3) is declared for a DVD Product, Licensor shall have the right to terminate the rights relating to the Logos granted to such Licensee under this Agreement with respect to the DVD Product that has been declared the Final Failure, upon thirty (30) days' prior written notice to Licensee.

     4.4 If at any time during the term hereof, Licensor determines, in its sole reasonable judgment and in cooperation with a Class A Verification Laboratory listed in Schedule B-1, that Licensee or any of its Affiliates may be manufacturing, selling, marketing, promoting or distributing a DVD Product within the Category I Products or Category II Products and bearing or marketed under Logos, which is not in full compliance with the applicable DVD Format Book, at the request of Licensor, such Licensee shall follow procedures set forth in Schedule B-5.

     4.5 If Final Failure II (defined in Schedule B-5) is declared for a DVD Product, Licensor shall have the right to terminate the rights relating to the Logos granted to such Licensee under this Agreement with respect to the DVD Product that has been declared the Final Failure II, upon thirty (30) days' prior written notice to Licensee.

     4.6 The right of termination set forth in Articles 4.3 and 4.5 above shall not be exclusive of any other remedies or means of redress to which the Licensor may be lawfully entitled, and all such remedies shall be cumulative. Upon termination pursuant to Articles 4.3 or 4.5, all rights of Licensee granted hereunder, relating to the Logos with respect to the DVD Product that failed to meet the verification standards, shall cease and the termination procedures set forth in Section 9.2 below shall apply to such termination.

     4.7 For purposes of this Agreement, samples to be submitted pursuant to this Article 4 shall be selected in a manner acceptable to the verification laboratory to which they are submitted.

     4.8 NO NOTICE OR STATEMENT OF ANY KIND SENT BY ANY LABORATORY LISTED ON SCHEDULE B-1 OR BY LICENSOR, SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE DVD PRODUCT IDENTIFIED IN SUCH NOTICE OR STATEMENT, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR INTERCHANGEABILITY WITH OTHER DVD
PRODUCTS.

  7

5.   Fees

     5.1 In consideration of the license granted hereunder, upon the terms and conditions and with the limitations set forth herein, Licensee agrees to pay to Licensor, within thirty (30) days after the Effective Date, the license fee set forth on Schedule A for each DVD Format Book licensed to Licensee in each DVD Product Category selected by Licensee, as identified on Schedule A-1; provided, however, that Licensee may be entitled to a discount in the amount of $5,000 which Licensee had paid to Licensor under the NDA from the total license fee payable hereunder. The license fee shall not be returnable or refundable in any event. In the event that Licensee adds DVD Format Book(s) and DVD Product Category(ies) in accordance with the provision of Article 2.1, Licensee agrees to pay to Licensor, concurrently with such addition, the license fee set forth on Schedule A-1 for each DVD Format Book newly licensed to Licensee in each DVD Product Category newly selected by Licensee, as identified on Schedule A-1.

     5.2 Licensee agrees to pay to the verification laboratory to which Licensee submits a DVD Product for verification each time a sample DVD Product and a test result are submitted to a verification laboratory pursuant to Schedules B-3 or B-4 (regardless of the number of times a DVD Product is submitted to a verification laboratory) the fees as charged by the verification laboratory on a per-submission basis, promptly upon the receipt of an invoice from the verification laboratory, provided that such fee shall not exceed the amount as specified in Schedule B-2. The transportation fees for such submission and return of Licensee's DVD Product sample or test results shall be borne by Licensee.

     5.3 All payments made by Licensee to Licensor or verification laboratories under this Agreement shall be made without any deduction for any taxes, except any income taxes that may be owed by Licensor that are required to be withheld under any law of any jurisdiction outside Japan on any payments by Licensee to Licensor under this Agreement, which taxes shall be withheld by Licensee to the extent required by law and actually paid to the appropriate taxing authority. Licensee shall provide written notice to Licensor before payment is made in reasonable time to allow Licensor to object. Licensee shall within one month following payment of any such taxes provide proof to Licensor of payment of such taxes (including, but not limited to, official receipts in the name of Licensor and photocopies of all forms filed by Licensee with the appropriate taxing authorities) together with certified English translations of such documentation (if not in the English language). Licensee shall indemnify Licensor for any penalties and interest that may be payable as a result of Licensee's failure to timely pay all taxes or other assessments of Licensor that Licensee is obligated to withhold. All other taxes imposed on payments by Licensee to Licensor or verification laboratories, including but not limited to value added taxes, consumption taxes, and sales taxes, which may be imposed now or in the future or under the laws of any applicable jurisdiction shall be Licensee's sole responsibility and Licensee

  8

shall promptly transmit such taxes to the appropriate authorities as and when they become due. Such taxes shall not affect Licensee's obligation to make payments to Licensor or verification laboratories as required under this Agreement.

6.   Ownership of the DVD Format Books and Logos; Reservation of Rights

     6.1 Licensee acknowledges that this Agreement does not transfer or convey to Licensee ownership of or any rights in any of the DVD Format Books or the Logos, except as expressly set forth herein. Licensee's use of the Logos (if Licensee has been granted the license to use the Logos) shall inure solely to the benefit of the Logo Owner, as owner of all rights in and to the Logos. Upon termination of this Agreement, no monetary amounts shall be assigned as attributable to any goodwill associated with such Licensee's use of the DVD Format Books or the Logos.

     6.2 Licensor hereby reserves all rights not herein expressly granted to Licensee. Such reserved rights are the sole and exclusive property of the Licensor and the Format Owners.


7.   Confidentiality

     7.1 Licensee agrees that Licensee and its Affiliates shall not disclose to any third party information contained in the DVD Format Books licensed hereunder and any other information provided by Licensor as confidential information pursuant to the terms and conditions of the NDA. Licensee further agrees that Licensee and its Affiliates shall use information contained in the DVD Format Books licensed hereunder and any other information provided by Licensor as confidential information pursuant to the terms and conditions of the NDA only for the purpose of development, manufacture (including having manufactured), sale, use and other disposition of the DVD Products included in the DVD Product Category(ies) identified on Schedule A-3 and selected by Licensee.


8.   Warranty and Disclaimer

     8.1 LICENSOR, OTHER FORMAT OWNERS AND LOGO OWNER MAKE NO REPRESENTATION OR WARRANTY AS TO THE VALUE OR UTILITY OF THE INFORMATION TO BE SUPPLIED TO LICENSEE PURSUANT TO THIS AGREEMENT, SUCH AS BUT NOT LIMITED TO THE DVD FORMAT BOOKS, THE DVD GRAPHICS STANDARDS MANUAL, AND TECHNICAL INFORMATION AND SUPPORT, IF ANY, OR THE ABILITY OF LICENSEE TO MAKE USE THEREOF TO SECURE
INTERCHANGEABILITY WITH OTHER DVD PRODUCTS. LICENSOR,

  9

OTHER FORMAT OWNERS AND LOGO OWNER MAKE NO WARRANTY WHATSOEVER THAT THE USE OF INFORMATION SUPPLIED BY LICENSOR DOES NOT INFRINGE OR WILL NOT CAUSE INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OWNED OR CONTROLLED BY ANY PERSON. LICENSEE UNDERSTANDS AND AGREES THAT THE LICENSOR, OTHER FORMAT OWNERS AND LOGO OWNER MAKE NO WARRANTY WHATSOEVER THAT ANY MANUFACTURE, USE, SALE, LEASE OR OTHER DISPOSAL OF LICENSED PRODUCTS WILL BE FREE FROM INFRINGEMENT OF ANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS. IT IS EXPLICITLY UNDERSTOOD BY LICENSEE THAT LICENSOR AND OTHER FORMAT OWNERS CLAIM TO HAVE ISSUED OR PROSPECTIVE PATENTS PERTINENT TO THE LICENSED PRODUCTS, WHICH PATENTS ARE NOT LICENSED HEREUNDER. LICENSOR, OTHER FORMAT OWNERS AND LOGO OWNER MAKE NO REPRESENTATION AND WARRANTY, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, AND EXPRESSLY DISCLAIM IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION THAT MIGHT ARISE FROM ANY ACTIVITIES OR INFORMATION DISCLOSURES RELATING TO THIS AGREEMENT.


9.   Term and Termination

     9.1 This Agreement shall become effective as of the Effective Date and shall continue in force until December 31, 2004. The parties hereby agree that prior to such expiration (other than earlier termination of this Agreement pursuant to the provisions herein), the parties shall negotiate in good faith to renew the license granted hereunder as such renewal may be subject to further terms and conditions, including payment of then determined license fees.

     9.2 Immediately upon expiration or earlier termination of this Agreement, Licensee shall return to Licensor or destroy at Licensor's instruction, all DVD Format Books licensed to Licensee hereunder, the DVD Graphics Standards Manual (if Licensee has been granted the License to use the Logos), and all copies of the foregoing documents, upon the last date that this Agreement remains in force and effect. Licensee acknowledges that, on the last day of the term of this Agreement or its earlier termination, all rights of Licensee granted hereunder shall cease.

     9.3 Either party may terminate this Agreement at any time on thirty (30) days' notice to the other party in the event that the latter shall materially breach or fail to perform any material obligation under this Agreement and such default is not remedied within thirty (30) days after notice is given specifying the nature of the default. Such right of

  10

termination shall not be exclusive of any other remedies or means of redress to which the non-defaulting party may be lawfully entitled, and all such remedies shall be cumulative.

          Licensee hereby agrees (if Licensee has been granted the license to use the Logos) that the use of the Logos in any way not in compliance with the DVD Graphic Standards Manual, as such manual may be modified from time to time, or on any product or in any advertisement or sales literature concerning any product, which product does not comply with the applicable DVD Format Book, shall constitute a material breach of this Agreement and infringement of the Logos.

     9.4 In the event that any Event of Bankruptcy occurs, then Licensor may give notice to Licensee terminating this Agreement and this Agreement shall be terminated in accordance with the notice. An "Event of Bankruptcy" occurs if:

(i) a decree or order by a court having jurisdiction in the premises has been entered adjudging Licensee a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition, winding up or similar relief for Licensee under any applicable statute, or a decree or order of a court having jurisdiction in the premises for the appointment of a liquidator, receiver, administrator, trustee or assignee in bankruptcy or insolvency or other similar person or official of Licensee or of a substantial part of the property, or for the winding up or liquidation of the affairs of Licensee has been entered and remains unstayed; or if any substantial part of the property of Licensee has been sequestered or attached and has not been returned to the possession of Licensee or released from such attachment within 14 days thereafter; whether any such act or event occurs in Japan, or any foreign country, subdivision thereof, or any other jurisdiction; or

(ii) Licensee institutes proceedings to be adjudicated a voluntary bankrupt or insolvent, consents to the filing of a bankruptcy or insolvency proceeding against it, files a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, winding up, administration, receivership, or similar relief under any applicable statute or consents to the filing of any such petition or the entry of any such order, makes an assignment for the benefit of creditors, is determined to be unable to pay its debts or admits in writing its inability to pay its debts generally as they become due, or voluntarily suspends transactions of a substantial portion of its usual business; whether any such act or event occurs in Japan, or any foreign country or subdivision thereof, or any other jurisdiction.

     9.5 The provisions set forth in Articles 6, 7, 8 and 9 shall survive the termination or expiration of this Agreement.

  11

10.  Miscellaneous

     10.1 Licensee agrees that it will not bring any actions for unauthorized use or infringement of any of the DVD Format Books or the Logos. Licensee will notify Licensor immediately should it learn of any such potential unauthorized use or infringement. Licensor shall have the option, at its own expense, to assume the defense of any suit or action brought against Licensee that challenges or concerns the validity of any right granted by Licensor hereunder.

     10.2 The performance by Licensor of its obligations hereunder shall be conditioned upon and subject to the receipt of all necessary export approvals required by and all restrictions or conditions imposed by any relevant government.

     10.3 Licensor represents and warrants that it has the rights to enter into this Agreement and to grant a license to Licensee pursuant to the terms hereof on behalf of the Format Owners and Logo Owner.

     10.4 This Agreement and the rights granted hereunder shall be personal to Licensee and shall not be assigned, pledged, divided or otherwise encumbered in any way. Licensee shall not have the right to sublicense any rights granted hereunder. Licensor shall have the right to assign this Agreement, at any time during the term thereof, to any other party which succeeds Licensor in its function as the licensor of the DVD Format Books and the Logos, upon prior written notice to Licensee.

     10.5 Notices. Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be deemed to have been duly given if mailed by airmail, postage prepaid, addressed to the party entitled to receive the same or delivered personally to such party, or sent by facsimile transmission or sent by courier, if to Licensor, to:

     Strategic Partnership & Licensing Division
     Digital Media Equipment & Services Company
     Toshiba Corporation
     1-1, Shibaura 1-Chome
     Minato-ku, Tokyo 105-8001 Japan
     Attention: Hirohide Tagawa
     Fax No.: +81-3-5444-9430

     and if to the Licensee, to:
     Vice President
     Future Media Productions, Inc.

  12

     Attention: David Moss
     Fax No.: +1-661-294-5582

or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given on the day that it is so delivered personally or sent by facsimile transmission and the appropriate answer back or confirmation of successful transmission is received or, if sent by courier, shall be deemed to have been given two business days after delivery by the courier company, or if mailed, ten business days following the date on which such notice was so mailed.

     10.6 THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, AS IF THIS AGREEMENT WERE WHOLLY EXECUTED AND WHOLLY PERFORMED WITHIN SUCH STATE, AND WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     10.7 ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR IN CONNECTION WITH THE INTERPRETATION OR EXECUTION OF THIS AGREEMENT, LICENSOR'S LICENSING OF THE LOGOS OR THE DVD FORMAT BOOKS, OR LICENSEE'S USE OF THE DVD FORMAT BOOKS AND THE LOGOS, SHALL BE FINALLY SETTLED BY THE FEDERAL OR STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; AND EACH PARTY TO THIS AGREEMENT
          HEREBY: (i) IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF
          SUCH COURTS FOR THE RESOLUTION OF SUCH DISPUTES; (ii) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF SAID COURTS IN ANY SUCH DISPUTE BY PERSONAL DELIVERY OR MAILING OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE RESPECTIVE ADDRESS SET FORTH IN SECTION
          10.5 ABOVE; (iii) IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN SUCH COURTS OR TO THE CONVENIENCE OR INCONVENIENCE OF CONDUCTING OR PURSUING ANY ACTION OR PROCEEDING IN ANY SUCH COURT; AND (iv) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY REGARDING THE RESOLUTION OF ANY DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

     10.8 This Agreement shall inure to the benefit of the parties hereto and each of their respective Affiliates, provided that (i) such Affiliates shall comply with the terms of this Agreement, (ii) nothing herein shall relieve any party of any of its obligations under the

  13

terms of this Agreement, and (iii) a party shall be responsible for the acts and omissions of its Affiliates as if such acts and omissions had been the acts and omissions of such party.

     10.9 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them and neither of the parties shall be bound by any conditions, definitions, warranties, waivers, releases or representations (either expressed or implied) with respect to the subject matter of this Agreement, other than expressly set forth herein (including the exhibits hereto), or as duly set forth on or subsequent to the date hereof in writing signed by a duly authorized representative of the party to be bound thereby.

     10.10 This Agreement may be executed in counterparts (including facsimile transmission) each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

TOSHIBA CORPORATION                          FUTURE MEDIA PRODUCTIONS, INC.

/s/ Koji Hase                                /s/ Louis Weiss
-----------------------------------          -----------------------------------
By (Sign)                                    By (Sign)


Koji Hase                                    Louis Weiss
-----------------------------------          -----------------------------------
Name (Print)                                 Name (Print)


Vice President
Strategic Partnership & Licensing
Division                                     Chief Financial Officer
-----------------------------------          -----------------------------------
Title                                        Title


     January 11, 2000                        12/30/99
-----------------------------------          -----------------------------------
Date                                         Date

     SCHEDULE A-1
     ------------

         DVD Products, Corresponding DVD Format Books and License Fees
         -------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
   DVD Format Books*                    DVD Product              License Fee          Check if
                                         Category                                     Licensed
                                                                                      to
                                                                                      Licensee
-------------------------------------------------------------------------------------------------------
    DVD-Video Book                           I                    US$10,000           10000
                                     ------------------------------------------------------------------
(DVD Specifications for Read-               II                    US$10,000
                                     ------------------------------------------------------------------
Only Disc                                   III                   US$10,000
Part 3: Video (Version 1.1)
-------------------------------------------------------------------------------------------------------
    DVD-ROM Book                             I                    US$10,000
                                     ------------------------------------------------------------------
(DVD Specifications for Read-               II                    US$10,000
                                     ------------------------------------------------------------------
Only Disc                                   III                   US$10,000           10000
Part 1: Physical (Version 1.01)
Part 2: File System (Version 1.01)
-------------------------------------------------------------------------------------------------------
    DVD-R Book                               I                    US$10,000
                                     ------------------------------------------------------------------
(DVD Specifications for                     II                    US$10,000
                                     ------------------------------------------------------------------
Recordable Disc                             III                   US$10,000
Part 1: Physical (Version 1.0)
Part 2: File System (Version 1.0)
-------------------------------------------------------------------------------------------------------
    DVD-RAM Book                             I                    US$10,000
                                     ------------------------------------------------------------------
(DVD Specifications for                     II                    US$10,000
                                     ------------------------------------------------------------------
Rewritable Disc                             III                   US$10,000
Part 1: Physical (Version 1.0)
Part 2: File System (Version 1.0)
-------------------------------------------------------------------------------------------------------
   DVD-Audio Book                            I                    US$10,000
                                     ------------------------------------------------------------------
(DVD Specifications for Read-Only           II                    US$10,000
                                     ------------------------------------------------------------------
Disc                                        III                   US$10,000
Part 4: Audio(Version 1.0))
-------------------------------------------------------------------------------------------------------
          Total Fees**                                                                15000
-------------------------------------------------------------------------------------------------------

* A new version of a DVD Format Book as represented by the change of the first digit of the version number shall be deemed a separate DVD Format Book, subject to a separate license fee of $1O,000.

**US$5,000 may be discounted from the total fees.

   SCHEDULE A-2
   ------------

DVD PRODUCTS:
-------------

          DVD Discs shall mean any disc comprised of information encoded in digital form or enabled to write in digital form or case for DVD-RAM disc, and which conforms to the corresponding DVD Format Book(s) licensed to Licensee hereunder.

          DVD Drive shall mean a device conforming to the corresponding DVD Format Book that is specifically designed and manufactured for the reproduction or recording of information on a DVD Disc and conversion of such information, which is bit-encoded according to the corresponding DVD Format Book, into electrical signals in accordance with the corresponding DVD Format Book(s) licensed to Licensee hereunder, which electrical signals are directly capable and intended to be used for reproduction or recording of video, text, audio and data-related information through data handling or data processing apparatus.

          DVD Player shall mean a playback device conforming to the corresponding DVD Format Book that is specifically designed and manufactured for the reproduction of information stored on a DVD Disc and conversion of such information, which is bit-encoded according to the corresponding DVD Format Book, into electrical signals in accordance with the corresponding DVD Format Book(s) licensed to Licensee hereunder, which electrical signals are directly capable and intended to be used for visual reproduction through standard television receivers or television monitors and/or audio reproduction.

          DVD Decoder shall mean a decoder implemented in hardware or software capable of receiving and decoding transmissions from a DVD Drive over a computer system bus and that conforms to the corresponding DVD Format Book(s) licensed to Licensee hereunder.

          Integrated Products shall mean any product that incorporates or integrates DVD Drive, DVD Player or DVD Decoder.

          Other DVD Products: any product other than DVD Players, DVD Drives, DVD Discs, DVD Decoders, or Integrated Products, including, but not limited to, authoring tools, integrated circuits and encoders, that use the information included in the corresponding DVD Format Book(s).

     SCHEDULE A-3
     ------------

 DVD PRODUCT CATEGORIES
 ----------------------

        Category I Products: DVD Discs.

        Category II Products: DVD Players, DVD Drives, DVD Decoders and Integrated Products.

        Category III Products: Other DVD Products.

     SCHEDULE B-1
     ------------

                           VERIFICATION LABORATORIES
                           -------------------------

   Class A Verification Laboratories

   Tokyo (Hitachi) Laboratory
        Hitachi, Ltd.
        DVD Format Verification Laboratory
        Hitachi AtagoBldg., 15-12, Nishi Shinbashi 2-chome
        Minato-ku, Tokyo 105- 8430, Japan
        Tel: +81-3-3506-1616
        Fax: +81-3-3506-1603

   Tokyo (Pioneer) Laboratory

        Pioneer Electronic Corporation
        AV & Recording Development Center
        4-2610, Hanazono, Tokorozawa
        Saitama 359-8522, Japan
        TEL: +81-42-942-1300
        FAX: +81-42-943-0395

   Tokyo (Sony) Laboratory
        Sony Corporation
        Shinagawa Intercity, Tower C
        2-15-3, Konan, Minato-ku
        Tokyo 108-6201 Japan
        Fax: +81.3.5769.5890

   Tokyo (Toshiba) Laboratory

        Toshiba Corporation
        Yanagi-cho 69, Saiwai-ku
        Kawasaki 210-8501, Japan
        FAX: +81-3-5444-9430

   Osaka (Matsushita) Laboratory

        Matsushita Electric Industrial Co., Ltd.
        DVD Verification Laboratory
        2-15 Matsuba-cho, Kadoma City
        Osaka 571-8503, Japan
        TEL: +81-6-6905-4195
        FAX: +81-6-6909-5027

   Europe (Philips) Laboratory

        Royal Philips Electronics
        Philips System Standards & Licensing
        Licensing Support
        P.O. Box 80002
        5600 JB Eindhoven
        The Netherlands
        Fax: +31-40-2732113
        http://www.licensing.philips.com

   North America (WAMO) Laboratory

        Warner Advance Media Operations
        1400 E. Lackwanna Avenue
        Olyphant, Pennsylvania 18448
        U.S.A.
        TEL: + 1-570-383-3291
        FAX: + 1-570-383-7487

   Asia (ITRI) Laboratory

        Industrial Technology Research Institute
        DVD Format Verification Laboratory
        Bldg. 78, 195-8, Section 4, Chung Hsing Road,
        Chutung, Hsinchu 310, Taiwan, R.O.C.
        TEL: +886-3-5916786
        FAX: +886-3-5917531

Class B Verification Laboratories

     SCHEDULE B-2
     ------------

                           MAXIMUM VERIFICATION FEES
                           -------------------------

(1)  $5,000 for a DVD Disc.

(2)  $10,000 for a DVD Player or any product that incorporates a DVD Player;

(3)  $5,000 for a DVD Drive or any product that incorporates a DVD Drive; and

(4)  $5,000 for a DVD Decoder

SCHEDULE B-3
------------

      1.  At any time after the Effective Date but no later than sixty (60)
days after the initial commercial shipment of the First Production Model of Category I Product or Category II Product as defined in the applicable Test Specification attached hereto as Schedule B-6, Licensee or any of its Affiliates shall test First Production Model using the verification tool and following the instructions provided by a Class A Verification Laboratory listed on Schedule B-1, to be selected at the option of the Licensee, and submit the results of such test together with samples of such Model so tested to such Laboratory, and concurrently send a notice of such submission to Licensor; provided, however
                                                           --------  -------
that if the DVD Drive or DVD Decoder is integrated into another product and the Logo is placed anywhere on such integrated product other than on the DVD Drive or DVD Decoder itself, such integrated product shall be tested. Reasonable numbers of samples to be submitted shall be designated by such Class A Verification Laboratory.

      2. Before a DVD Product is submitted to a Class A Verification Licensee and such Laboratory shall enter into a non-disclosure agreement the basic terms and conditions of which are set forth in Schedule D attached hereto covering any confidential information submitted by the Licensee.

      3.  After the receipt of the result of such test and such sample product,

(i) the Class A Verification Laboratory that received a test result and samples of DVD Product shall inform such Licensee of the results of the verification and concurrently send a copy of such correspondence to Licensor, and the Class A Verification Laboratory may keep a reasonable number of samples for Category I Products and Category II Products submitted by such Licensee;

(ii) if the result of the verification is that such sample DVD Product does not comply with the applicable DVD Format Book in the sole reasonable judgment of such Class A Verification Laboratory, Licensor shall have the right to request that such Licensee modify the non-compliant product so as to comply, and submit sample(s) of such modified product to such Verification Laboratory within thirty (30) days or a longer period specified by such Verification Laboratory (Number of samples to be submitted shall be designated by such Verification Laboratory). Upon request of Licensor, Licensee shall promptly provide information necessary for Licensor to trace the cause of such non-compliance with the applicable DVD Format Book, including, without limitation, the names of authoring studios which created the master discs for the non-compliant DVD Discs and third-party suppliers of components for the non-compliant DVD Products; and

(iii) if, (a) as the result of the second verification, the sample product still fails to comply with the applicable DVD Format Book in the sole reasonable judgment of such Verification Laboratory, or (b) Licensee fails to submit a modified product within such period set forth in the above paragraph 3(i), Licensor, in its sole discretion, shall have the right either to request that such Licensee further modify the product and submit such further modified product to the same Class A Verification Laboratory, or declare and inform Licensee of a final failure of such DVD Product to conform to the applicable DVD Format Book (" Final Failure").

SCHEDULE B-4
------------

       1. During the term of this Agreement and no later than sixty (60) days from the initial shipment of the Next Production Model of Category I Product or Category II Product as defined in the applicable Test Specifications
(Schedule B-6), Licensee or its Affiliates shall (i) test such Second Production Model at its own quality assurance division using the verification tools and in accordance with procedures set forth in the Test Specifications or (ii) if Licensee or its Affiliates does not have its own quality assurance division, shall submit samples of such Second Production Model to a Class B Verification Laboratory listed on Schedule B-1 for verification.

       2. If Licensee verifies its Second Production Model at its own quality assurance division, the following procedures shall apply.

(i) If, in its reasonable judgment, the result of the verification at its own quality assurance division is that such Second Production Model does not comply with the applicable DVD Format Book, Licensee shall modify the non-compliant products so as to comply and verify such modified product.

(ii) If, in its reasonable judgment, the modified product still fails to comply with the applicable DVD Format Book as the result of the second verification, Licensee shall either further modify the non-compliant modified products or determine not to ship such Second Production Model with the Logos.

(iii) Licensee shall keep records of the verification conducted at its own quality assurance division at least for two (2) years after the discontinuation of production of the relevant model.

       3. If Licensee submits samples of Second Production Model to a Class B Verification Laboratory, the following procedures shall apply.

(i) Before a DVD Product is submitted to a Class B Verification Laboratory, Licensee and such Laboratory shall enter into a non-disclosure agreement the basic terms and conditions of which are set forth in Schedule D attached hereto covering any confidential information submitted by the Licensee.

(ii)   After the receipt of such sample product,

(a) the Class B Verification Laboratory that received a sample DVD Product shall inform such Licensee of the results of the verification, and the Class B Verification Laboratory may keep a reasonable number of samples for Category I Products and Category II Products submitted by such Licensee;

(b) if, in the sole reasonable judgment of such Class B Verification Laboratory, the result of the verification is that such sample DVD Product does not comply with the applicable DVD Format Book, such Verification Laboratory shall have the right to request that such Licensee modify the non-compliant product so as to comply, and submit sample(s) of such modified product to such Verification Laboratory within thirty (30) days or a longer period specified by such Verification Laboratory (Number of samples to be submitted shall be designated by such Verification Laboratory). Upon request of Licensor, Licensee shall promptly provide information necessary for Licensor to trace the cause of such non-compliance with the applicable D\DVD Format Book, including, without limitation, the names of authoring studios which created the master discs for the non-compliant DVD Discs and third-party suppliers of components for the non-compliant DVD Products; and

(c) if, in the sole reasonable judgment of such Verification Laboratory, the sample product still fails to comply with the applicable DVD Format Book as the result of the second verification, Licensee shall either submit the modified product to the same Class B Verification Laboratory or determine not to ship such Second Production Model with the Logos.

SCHEDULE B-5

       1. Licensee shall immediately submit one sample of a DVD Product which has been determined to be not in full compliance with the applicable DVD Format Book pursuant to Article 4.4, to a Class A Verification Laboratory listed on Schedule B-1 to be selected at the option of the Licensee and concurrently send a notice of such submission to Licensor. After the receipt of such sample product:

(i) The Class A Verification Laboratory that received a sample DVD Product shall inform such Licensee of the results of the verification and concurrently send a copy of such correspondence to Licensor;

(ii) if the result of the verification is that in the sole reasonable judgment of such Class A Verification Laboratory such sample product does not comply with the applicable DVD Format Book, Licensor shall have the right to request that such Licensee modify the non-compliant product so as to comply, and submit one sample of such modified product to such Verification Laboratory within thirty (30) days or a longer period specified by such Verification Laboratory. Upon request of Licensor, Licensee shall promptly provide information necessary for Licensor to trace the cause of such non-compliance with the applicable DVD Format Book, including, without limitation, the names of authoring studios which created the master discs for the non-compliant DVD Discs and third-party suppliers of components for the non-compliant DVD Products; and

(iii) if, (a) as the result of the second verification in the sole reasonable judgment of such Verification Laboratory the sample product still fails to comply with the applicable DVD Format Book, or (b) Licensee fails to submit a modified product within such period set forth in above paragraph, Licensor, in its sole discretion, shall have the right either to request that Licensee further modify the product and submit such further modified product to the same Verification Laboratory, or declare and inform Licensee of a final failure of such DVD Product to conform to the applicable DVD Format Book ("Final Failure II").

(iv) Licensee shall pay to the Verification Laboratory to which Licensee submitted the DVD Products a verification fee as charged by the Verification Laboratory, promptly upon receipt of an invoice from the Verification Laboratory, provided that Licensee shall not be required to pay the verification fee to the Verification Laboratory for a DVD Product which has been verified as compliant with the applicable DVD Format Book pursuant to the procedures under this Schedule B-5.

Table of Test Specification, Corresponding DVD Specifications and Product
-------------------------------------------------------------------------
Category
--------

------------------------------------------------------------------------------------------------------------
   DVD Format Books       DVD                    Applicable Test Specifications
                          Product
                          Category
------------------------------------------------------------------------------------------------------------
DVD-Video Book               I                DVD-Video Disc Test Specification
                          ----------------------------------------------------------------------------------
                            II                DVD Video Player Test Specification
                                              PC DVD Player & Component Test Specification
                                              DVD Audio Player Test Specification
                          ----------------------------------------------------------------------------------
                            III
------------------------------------------------------------------------------------------------------------
DVD-ROM Book                 I                DVD-Video/Audio Disc Test Specification
                          ----------------------------------------------------------------------------------
                            II                DVD Video Player Test Specification
                                              PC DVD Player & Component Test Specification
                                              DVD Audio Player Test Specification
                          ----------------------------------------------------------------------------------
                            III
------------------------------------------------------------------------------------------------------------
DVD-R Book                   I                DVD-R Disc, 3.9GB Test Specification
                          ----------------------------------------------------------------------------------
                            II                DVD-R Drivel 3.9GB Test Specification
                          ----------------------------------------------------------------------------------
                            III
------------------------------------------------------------------------------------------------------------
DVD-RAM Book                 I                DVD-RAM Disc/ 2.6GB Test Specification
                          ----------------------------------------------------------------------------------
                            II                DVD-RAM Drive/2.6GB Test Specification
                                              DVD Video Recording Test Specification
                          ----------------------------------------------------------------------------------
                            III
------------------------------------------------------------------------------------------------------------
DVD-Audio Book               I                DVD-Audio Disc Test Specification
                          ----------------------------------------------------------------------------------
                            II                DVD Audio Player Test Specification
                          ----------------------------------------------------------------------------------
                            III
------------------------------------------------------------------------------------------------------------

SCHEDULE C
----------

                         List of Licensee's Affiliates
                         -----------------------------

SCHEDULE D

          Basic terms and conditions of the Non-Disclosure Agreement between Licensee and verification laboratory
          ------------------------------------

1. Licensee and laboratory shall comply with the confidentiality obligations for the following information:

     (1)  Laboratory:
          a. Sample(s) of DVD products including technical information relating to such sample(s) received from Licensee.
          b.   The result of verification performed by Licensee.
     (2)  Licensee:
          a. The verification tool, including technical information relating to such verification tool, provided by the laboratory.
          b.   The result of verification performed by laboratory.

2. The period of confidentiality obligations shall be at least three (3) years after receipt of the other party's confidential information.

3. Licensee shall agree that the laboratory may disclose the result of the verification performed by the laboratory to Licensor and other laboratories specified in Schedule B-1, provided that Licensee's name and model numbers of Licensee's sample products may not be disclosed to such other laboratories, and provided further that Licensor and such other laboratories shall treat the verification result confidential.

4. Licensee and Laboratory may use the other party's confidential information only for the purpose of verifying Licensee's DVD products' conformance with the applicable DVD Format Book.

5. The Non-Disclosure Agreement shall be effective as long as Licensee manufactures DVD products, provided, however, that the confidential obligation shall survive such termination or expiration of the Non-Disclosure Agreement.

6. Licensee and Laboratory shall comply with all applicable rules and regulations of the United States, Japan and other countries and jurisdiction relating to the export or re-export of confidential information.